                         INSIGNIA FINANCIAL GROUP, INC.
                     (FORMERLY INSIGNIA/ESG HOLDINGS, INC.)

I.       SUBSIDIARIES
---------------------

ENTITY                                             STATE/COUNTRY OF FORMATION

Baker Commercial Realty, Inc.                              Texas
Centennial Directives, LLC                                 Delaware
Construction Interiors, Inc.                               Delaware
E.S.G. Operating Co., Inc.                                 New York
Edward S. Gordon Management Corporation                    New York
First Clayton Properties, L.P.                             Delaware
I/ESG Kensington Investors, LLC                            Delaware
I/ESG Octane Holdings, LLC                                 Delaware
IBTHAI, Inc.                                               Delaware
IBT II, Inc.                                               Delaware
IBT III, Inc.                                              Delaware
IBT IV, Inc.                                               Delaware
IBT V, Inc.                                                Delaware
IBT VI, Inc.                                               Delaware
ICIG 101 Marietta, LLC                                     Delaware
ICIG Brookhaven, LLC                                       Delaware
ICIG Country Club Manor, L.L.C.                            Delaware
ICIG Directives, L.L.C.                                    Delaware
ICIG Dolphin Village, L.L.C.                               Delaware
ICIG Fresh Meadows, L.L.C.                                 Delaware
ICIG Hillsboro Investors, LLC                              Delaware
ICIG Lloyd Investors, LLC                                  Delaware
ICIG Lloyd Investors II, LLC                               Delaware
ICIG Mockingbird, L.L.C.                                   Delaware
ICIG Oakhill Directives, L.L.C.                            Delaware
ICIG Peakview Place, LLC                                   Delaware
ICIG Santa Rosa, LLC                                       Delaware
ICII-WV Holdings, LLC                                      Delaware
IFC Acquisition Corp. I                                    Delaware
IFC Acquisition Corp. II                                   Delaware
IFS Acquisition LLC                                        Delaware
IFS Acquisition LLC II                                     Delaware
IFS Acquisition LLC III                                    Delaware
IFS Acquisition LLC IV                                     Delaware
IFS Acquisition Directives, LLC                            Delaware
IFS Securities, Inc.                                       Delaware
IFS Southland Investors LLC                                Delaware
IIII-BB Holdings, LLC                                      Delaware
IIII-BSI Holdings, LLC                                     Delaware
IIII-SSI Holdings, LLC                                     Delaware
Insignia/ESG, Inc.                                         Delaware

I.       SUBSIDIARIES
---------------------

ENTITY                                            STATE/COUNTRY OF FORMATION

Insignia/ESG of Colorado, Inc.                            Delaware
Insignia/ESG Capital Corporation                          Delaware
Insignia/ESG Northeast, Inc.                              Delaware
Insignia/ESG de Mexico de R.L. de C.V.                    Mexico LLC
Insignia Acquisition Corporation                          Delaware
Insignia BDR BV                                           Dutch
Insignia BV                                               Dutch
Insignia Brooke (1998) Limited                            Hong Kong
Insignia Brooke (Hong Kong) Limited                       Hong Kong
Insignia Brooke (India) Pvt. Ltd.                         India
Insignia Brooke (Mauritius) Ltd.                          Mauritius
Insignia Brooke (Services) Ltd.                           British Virgin Islands
Insignia Brooke (Thailand) Ltd.                           Thailand
Insignia Bourdais SAS (see Attachment 1)                  France
Insignia Bourdais Consultant SARL                         France
Insignia Bourdais Gerance SAS                             France
Insignia Bourdais Holding SAS                             France
Insignia Bourdais Mediterranee SARL                       France
Insignia Bourdais Rhone Alpes SAS                         France
Insignia Capital Investments, Inc.                        Delaware
Insignia Capital Investments (Hong Kong) Limited          Hong Kong
Insignia Clinton Directives, LLC                          Delaware
Insignia Commercial Investments Group, Inc.               Delaware
Insignia Commercial Management, Inc.                      Delaware
Insignia Development Company, L.L.C.                      California
Insignia Development Corporation                          Texas
Insignia Development Group, Inc.                          Delaware
Insignia Douglas Elliman, LLC                             Delaware
Insignia Europe Holdings Limited                          United Kingdom
Insignia Financial Services, Inc.                         Delaware
Insignia France SARL                                      France
Insignia GmbH                                             Germany
Insignia Hotels Limited                                   United Kingdom
Insignia Hotels III, L.L.C.                               Delaware
Insignia (Iberia) Holdings, S.A.                          Spain
Insignia Iberia, S.A.                                     Spain
Insignia Investment Management, Inc.                      Delaware
Insignia IP Inc.                                          Delaware PIC
Insignia Japan, Ltd.                                      Japan
Insignia ML Properties, LLC                               Delaware
Insignia Opportunity Directives II, LLC                   Delaware
Insignia Performance Directives, LLC                      Delaware
Insignia RE Advisors Limited                              Ireland
Insignia RO, Inc.                                         Delaware
Insignia Realty Investors, LLC                            Delaware



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


I.       SUBSIDIARIES
---------------------

ENTITY                                                       STATE/COUNTRY OF FORMATION
Insignia Realty Investors II, LLC                                   Delaware
Insignia Residential Group, Inc.                                    Delaware
Insignia Residential Investment Corporation                         Delaware
Insignia Richard Ellis Europe Limited                               United Kingdom
         (see Attachment 1 for Insignia Richard Ellis entities)
Insignia Richard Ellis Limited                                      United Kingdom
Insignia S.A.                                                       Belgium
Insignia SpA                                                        Italy
Lambert Road, L.P.                                                  Delaware
MIP I, LLC                                                          Delaware
Oppenheimer-West Village Properties, Inc.                           New York
Payroll Services, Inc.                                              Pennsylvania
RAQZ Corp.                                                          New York
Respaldo Immobilario, S.C.                                          Mexico
Rutland Financial, S.A.                                             Spain
Secured Investment Corporation                                      Delaware
South Asia Real Estate Services (Holdings) Limited                  Mauritius
Westville Properties, Inc.                                          New York
Yugen Kaisha Tokyo Holding                                          Japanese limited company

                                  ATTACHMENT 1

INSIGNIA RICHARD ELLIS
30 Marsh Wall Limited
Business Parks Consultancy Limited
Fintan Limited
Insignia RE Europe Limited
Insignia REFS Holdings Limited
Insignia REHR Limited
Insignia Richard Ellis Channel Islands Limited
Insignia Richard Ellis Corporate Capital Limited
Insignia Richard Ellis Corporate Finance Limited
Insignia Richard Ellis Facilities Management  Limited
Insignia Richard Ellis Financial Holdings Limited
Insignia Richard Ellis Financial Limited
Insignia Richard Ellis Fund Management Limited
Insignia Richard Ellis Isle of Mann Limited
Insignia Richard Ellis Jersey Limited
Laser Richmount Limited
Richard Ellis Gunne Limited
Richard Ellis Limited
Richmount Enterprise Zone Managers Limited
Richmount Management Limited
St. Quintin (unlimited)
St. Quintin Facility Managers Limited
St. Quintin Holdings Limited
St. Quintin Management Services Limited
St. Quintin Property Finance Limited
Studley St. Quintin International Limited



BOURDAIS
Insignia Bourdais Expertises SAS (95%)
Bourdais Pier France Joint Venture (30%)
Webimm (20%)
Easyburo (9.61%)
Immob Aquitaine
FNAIM
SEM 92
GIE Immostat





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


II.      CO-INVESTMENT ENTITIES/AFFILIATES
------------------------------------------

ENTITY                                                        STATE OF FORMATION
101 Marietta Street Associates                                     Georgia
1201 Lloyd Associates, LLC                                         Delaware
324 John Street Associates, LLC                                    Delaware
AW Charlotte Investors, LLC                                        Delaware
Allied Distribution Associates LLC                                 Delaware
American Housing, L.L.C.                                           Delaware
Bluffs Investors, LLC
Boutique Hotel Company, LLC                                        Delaware
Boutique Hotel Company - Beverly Hills, LLC                        Delaware
Boutique Hotel Company - Carmel, LLC                               Delaware
Boutique Hotel Company - Long Beach, LLC                           Delaware
Boutique Hotel Company - Los Laureles, LLC                         Delaware
Boutique Hotel Company - Westward Look, LLC                        Delaware
Clayton Investors Associates LLC
Clinton Street Investors, L.L.C.                                   Delaware
Cornerway San Antonio GP, L.L.C.                                   Texas
Cornerway San Antonio, Ltd.                                        Texas
Country Club Manor, L.L.C.                                         Delaware
Dallas RPFIV Campbell Centre Associates Limited Partnership        Delaware
DECO, LLC                                                          Delaware
Eagle Rock Associates LLC                                          Delaware
Forest Center Associates LLC                                       Delaware
Fresh Meadows Development, L.L.C.                                  Delaware
Glades Plaza, L. P.                                                Delaware
GR 4-5-6-7, LLC                                                    Delaware
Hiawassee Oak Partners, L. P.                                      Delaware
ICIG Hillsboro Investors II, LLC                                   Delaware
IOT TRS I, Inc.                                                    Delaware
IOT-AJAX, LLC                                                      Delaware
Insignia Hotels, L.L.C.                                            Delaware
Insignia Hotels II, L.L.C.                                         Delaware
Insignia Hotels IV, L.L.C.                                         Delaware
Insignia Hotels V, L.L.C.                                          Delaware
Insignia Hotels VI, L.L.C.                                         Delaware
Insignia Hotels VII, L.L.C.                                        Delaware
Insignia Opportunity Directives, LLC                               Delaware
Insignia Opportunity Partners                                      Delaware general partnership
Insignia Opportunity Partners II, L.P.                             Delaware
Insignia Opportunity Trust (REIT)                                  Maryland
Jersey State Investors, LLC                                        Delaware
Kensington Fund LLC                                                Delaware
Kensington High Street Associates LLC                              Delaware
Miami RPFIV Airport Center Associates LLC
Mockingbird Associates, L. P.                                      Delaware



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


II.      CO-INVESTMENT ENTITIES/AFFILIATES (CONTINUED)
------------------------------------------------------

ENTITY                                                     STATE OF  FORMATION

NWP Houston Business Center GP, L.L.C.                     Texas
NWP Houston Business Center, Ltd.                          Texas
Octane Ventures, LLC                                       Delaware
OfficeScape Associates LLC                                 Delaware
Pacific Opportunities, L.L.C.                              Delaware
Pacific State Investors, LLC                               Delaware
Princeton Pike Associates LLC                              Delaware
Prudential Alliance LLC
River Drive Center Associates LLC                          Delaware
St. Louis RPFIV Associates Limited Liability Company
Santa Rosa, L.L.C.                                         Delaware
Serramonte Plaza Associates, LLC                           Delaware
Serramonte Plaza Central Partners, LLC                     Delaware
Serramonte Plaza Holdings, LLC                             Delaware
Serramonte Plaza Investors, LLC                            Delaware
Sleepy Lake Partners, L.P.                                 Delaware
Southland Office Center Investors, LLC                     Delaware
State Road Associates LLC                                  Delaware
Tempe Investment Associates, LLC                           Delaware
USA McAlpine Place, LLC
USA Leasco McAlpine Place, LLC
Valley Forge Associates, LLC                               Delaware
W9/FIG Plaza Realty, LLC
Walton 10 TS Investors III, LLC
Walton 10 PO Investors III, LLC
West Palm Beach Hotel Investors, LLC                       Delaware
WXIII/PCC Real Estate Partnership                          Delaware


III.     DEVELOPMENT ENTITIES
-----------------------------

ENTITY                                                     STATE OF FORMATION

Gateway Commerce, L.P.
ICIG Gateway Commerce, Ltd.                                Texas
Peakview Place, L.P.                                       Delaware





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